EXHIBIT 31.1

CERTIFICATION PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

CERTIFICATION

I, Charles D. Winston, certify that:

1.	I have reviewed this Amendment No. 1 to Quarterly Report on Form 10Q/A of GSI Group Inc.; and

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: November 14, 2005

/s/ CHARLES D. WINSTON

Charles D. Winston
President and Chief Executive Officer